Supplement dated November 8, 2023

To the Prospectuses dated May 1, 2001

MLLIC Investor Life	MLLIC Estate Investor I
MLLIC Investor Life Plus	MLLIC Estate Investor II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

Effective on about December 8, 2023, based on changes to the underlying fund portfolio, the following name change will occur:

TRUST NAME	EXISTING PORTFOLIO NAME	NEW PORTFOLIO NAME
BlackRock Variable Series Funds, Inc.	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Growth Equity V.I. Fund

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.